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                                                                   EXHIBIT 10(c)

             Schedule of Certain Executive Officers who are Parties
              to the Severance Pay Agreements in the Forms Attached
         as Exhibit 10(b) to the Company's Quarterly Report on Form 10-Q
                       For the Period Ended June 30, 1997

Form A of Severance Pay Agreement

Christopher M. Connor
Joseph M. Scaminace

Form B of Severance Pay Agreement

John L. Ault
Sean P. Hennessy
Thomas E. Hopkins
Conway G. Ivy
Blair P. LaCour
John G. Morikis
Thomas W. Seitz
Louis E. Stellato
Alexander Zalesky